UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   May 18, 2017

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Mattersight Corporation

(Exact Name of Registrant as Specified in Charter)

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Delaware

(State or Other Jurisdiction of Incorporation)

0-27975	36-4304577
(Commission File Number)	(IRS Employer Identification No.)

200 W. Madison Street, Suite 3100, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (877) 235-6925

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Mattersight Corporation's 2017 Annual Meeting of Stockholders (the "Annual Meeting") was held on May 18, 2017. There were five matters submitted to a vote at the Annual Meeting.

The first matter submitted to a vote was the election of the three Class II Directors to a three year term expiring at the 2020 Annual Meeting of Stockholders.  Each of the three Class II Directors were re-elected to the Board of Directors (the “Board”) for a three year term expiring at the 2020 Annual Meeting of Stockholders, with the following vote:

Director Nominee	For	Withheld	Broker Non-Votes
Kelly D. Conway	14,946,004	997,300	9,998,155
David B. Mullen	14,800,566	1,142,738	9,998,155
Michael J. Murray	14,943,590	999,714	9,998,155

The second matter submitted to a vote was the Board’s proposal to approve, by a non-binding advisory vote, the amendment and restatement of the 1999 Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under the plan by 250,000 shares. The proposal was voted for, with the following vote:

Amended and Restated 1999 Employee Stock Purchase Plan	For	Against	Abstain	Broker Non-Votes
	14,872,497	1,069,209	1,598	9,998,155

The third matter submitted to a vote was the Board’s proposal to approve, by a non-binding advisory vote, named executive officer compensation. The named executive officer compensation was voted for, with the following vote:

Named Executive Officer Compensation	For	Against	Abstain	Broker Non-Votes
	14,856,096	1,083,450	3,758	9,998,155

The fourth matter submitted to a vote was the Board’s proposal to approve, by a non-binding advisory vote, the frequency of non-binding advisory vote on named executive officer compensation. The frequency of three years was voted for, with the following vote:

Vote Frequency Named Executive Officer Compensation	1 Year	2 Years	3 Years	Abstain
	4,809,679	40,883	11,091,335	1,407

The fifth matter submitted to a vote was the Board's proposal to ratify the selection of Grant Thornton LLP as Mattersight’s independent public accountants for the 2017 fiscal year. The votes for the ratification of Grant Thornton LLP were as follows:

Ratification of Independent Public Accountants for 2017	For	Against	Abstain
	25,846,738	89,787	4,934

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTERSIGHT CORPORATION

Date: May 19, 2017	By:	/s/ David B. Mullen
David B. Mullen
Senior Vice President and
Chief Financial Officer